UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 11, 2007
TOWER AUTOMOTIVE, INC.
(Exact name of Registrant as specified in its charter)
DELAWARE
(State or Other Jurisdiction of Incorporation)

1-12733 (Commission File Number)	41-1746238 (IRS Employer Identification No.)
27175 HAGGERTY ROAD, NOVI, MICHIGAN 48377
(Address of Principal Executive Offices) (Zip Code)
(248) 675-6000
(Registrant’s Telephone Number, Including Area Code)
NOT APPLICABLE
(Former Name or Former Address, if changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

SIGNATURES
Exhibit Index
Press Release, dated January 11, 2007

Section 1 — Registrant’s Business and Operations
Item 1.01     Entry into a Material Definitive Agreement.
On January 11, 2007, Tower Automotive, Inc. (the “Company”) announced in a press release that on January 10, 2007, investment funds managed by Strategic Value Partners LLC, Wayzata Investment Partners LLC and Stark Investments notified Tower that they terminated their December 19, 2006 Commitment Letter to underwrite an equity rights offering. A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.
Section 9 — Financial Statements and Exhibits
Item 9.01     Financial Statements and Exhibits.
(d)	Exhibits:
99.1	Press Release dated January 11, 2007.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

TOWER AUTOMOTIVE, INC. Registrant
Date: January 11, 2007	/s/ James A. Mallak
James A. Mallak
Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Press Release dated January 11, 2007.